UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Report to Stockholders.

(a)

Kayne Anderson
 Renewable Infrastructure Fund

Annual Report
December 31, 2021

(This Page Intentionally Left Blank.)

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

December 31, 2021

Dear Shareholder,

The Kayne Renewable Infrastructure Fund (the “Fund”) Institutional class, traded under the symbol KARIX, returned 4.88% in the fourth quarter of 2021, bringing the full-year 2021 return to -0.93%. Annualized return since the Fund’s inception was 18.26%.

Fourth Quarter and Full Year Market Review

Global equity markets ended the year on a strong note, helped by a brief easing of inflationary datapoints (like high energy prices) and initially benign reaction to more hawkish commentary by the Fed that actually pushed down the long end of the yield curve, supporting a rally in many risk assets into year-end. The S&P 500 Index generated a total return of 11.02% during the fourth quarter and 28.68% for the full year, close to all-time highs.

Equity markets outside of the United States were also strong. The STOXX 600 Europe index generated a 7.64% return in Q4, for a total return of 25.82% for the year. Markets outside of the US and Europe were slightly more subdued. The Fund’s primary benchmark, the S&P Global Broad Market Index (USD Hedged) returned 6.17% for fourth quarter and 20.21% for the full year. Some of the weakest equity market conditions in 2021 were seen in Brazil (-11.92%) and Hong Kong (-11.84%).

The Clean Energy sector had a difficult 4Q and 2021. The S&P Global Clean Energy Index returned -1.52% in 4Q, finishing the year down -23.14%. Underperformance in 4Q was driven primarily by a setback for Democrats’ Build Back Better (“BBB”) legislation, which includes significant tax credits for renewable development in the United States. We also observed a sharp sell-off in more speculative growth equities late in the year. The S&P Global Clean Energy Index is not an ideal comparable to our strategy given its significant weighting to hardware, “clean-tech” and more speculative investments. This portfolio composition results in far higher volatility (and, in our opinion, risk) compared to our strategy and approach.

Global Infrastructure and utility indices underperformed broad equity markets in 2021 but were still positive for the year. The Fund’s secondary benchmark, the S&P Global Infrastructure Index (USD Hedged), generated a total return of 14.39% in 2021, bouncing back from a negative return in 2020 as economically sensitive sub-sectors like airports, toll roads and pipelines recovered on normalizing economic conditions post COVID-19 shut-downs. The S&P Global Utilities Index generated a total return of 11.48% for the year, lagging broad markets as defensive, less-cyclical sectors remained out of favor for much of the year.

Fourth Quarter Portfolio Review

Our top contributor to performance in 4Q was Enviva Inc. (“EVA”), which returned 32%. EVA is the global leader in supplying sustainable wood biomass to the global power sector through long-term contracted infrastructure assets. The Company has been a large holding in the Fund since inception, and Kayne Anderson has provided growth capital to the company through several PIPE investments over the years as they have capitalized on the secular growth of their business. Kayne Anderson is one of EVA’s largest shareholders. In October, they announced that they would convert from a Master Limited Partnership (MLP) structure to a traditional C-Corp and combine their development business with their publicly listed asset portfolio. This simultaneously improved their organic growth prospects and prospective returns on capital and opened the company up to a far larger global investor audience who had previously avoided EVA’s MLP structure.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Another top contributor was NextEra Energy (“NEE”) which returned 19%. NextEra is a holding company that owns both (1) one of the largest and most valuable utilities in the country (FP&L) and (2) by far the largest renewable developer and power producer in the U.S. (and one of the largest in the world). With these two attractive businesses combined, NextEra is a formidable “green utility” that has delivered consistent sector-leading EPS and dividend growth and significant outperformance over the US utility sector for years. The Company is a long-time top holding of the Fund. The conclusion of their most recent utility rate case in Florida in August helped remove a key investment overhang, allowing the shares to perform well into year-end.

Another notable performer was Terna Energy (“TENERGY”), which returned 20% in 4Q. You may recall that Terna is a Greek renewable developer that we are quite fond of, but we had to quickly reduce exposure to the shares in February after our on-site due diligence in West Texas during Winter Storm Uri suggested that their Texas wind farms were offline for an extended period, potentially exposing them to significant losses on electricity hedges. Terna ultimately disclosed heavy losses in late February and had to write-off their equity investment in the three projects. We have used the ensuing weakness in Terna’s shares to rebuild a position at levels that account for the unfortunate event. Terna shares rallied in 4Q after the take-out offer for Falck Renewables (“FKR”) (also a portfolio holding) by a JP Morgan infrastructure fund implied a significantly higher read-through valuation for Terna (a close comparable).

Our biggest negative contributor in 4Q was Sunrun (“RUN”) the nation’s largest residential solar developer, whose primary business involves installing residential solar and battery systems and collecting long-term lease payments from customers. RUN’s shares fell 22% during the quarter after they were hit with a “triple whammy” of (1) fading prospects for the Democrats’ “Build Back Better” bill, (2) a sell-off in “growth” equities and (3) (most importantly) a proposal from the California Public Utility Commission (PUC) on new “net metering” rules that would significantly reduce the economic incentive to install rooftop solar in California. The proposed “NEM 3.0” rules are not final and are currently the subject of intense criticism by lawmakers and environmental groups that argue the proposal is predicated on flawed math and would be counterproductive towards achieving California’s aggressive de-carbonization and renewable growth targets.

Another negative contributor was Renew Energy Global (“RNW”), which returned -24% in Q4. RNW is one of the largest and most-respected renewable energy developers in India, with a diversified portfolio of over 100 wind and solar plants, mostly generating long-term cash flows under 25-year contracted agreements with the Indian central government and various regional electricity authorities. India has become a large and dynamic renewable energy market attracting a number of multinational players, and RNW has a first-mover advantage with a fully integrated development team and valuable local expertise and partnerships. We followed the company for several years in the private markets and were an investor in their debt at one point. In 2021, they went public via a Special Purpose Acquisition Company (“SPAC”). While we were happy to see them go public in the United States, the difficult market for both renewable developers and “de-SPAC” equities, combined with initial investor churn has put heavy pressure on the shares. We believe this dynamic has created a compelling opportunity to buy a leading renewable energy business at a large discount to fair value, but we ultimately began building the position too early, underestimating the magnitude of the post-SPAC sell-off, which hurt our performance in 4Q.

Renewable Energy Industry – A (Tough) Year in Review

After two very strong performance years in 2019 and 2020 where investors began to embrace the magnitude of the energy transition and grow excited about exposure to the renewable energy sector, 2021 provided a much more challenging environment for equity returns in the sector. Most sector funds and ETFs that we track ended the year in deeply negative territory in an otherwise good year for markets. What happened?

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

One contributor to poor calendar year performance for the sector was that the calendar year happened to start on January 1st, less than two months after the election of Joe Biden. This event prompted a surge of investor enthusiasm and fund flows into the clean energy sector, as investors anticipated that the most important renewable energy market in the world would shift into overdrive. Many clean energy companies were pushed to record high valuations (including some that had no exposure to the U.S. market at all). For some companies, we viewed these increases in share price and valuation as overdue recognition for the value of their franchise, asset portfolio and growth prospects that might have been previously under-appreciated. But in other cases, a surge in fund flows pushed renewable energy companies to valuations that were difficult to justify. The most extreme examples of this tended to be found outside of the real assets / infrastructure sector, in the realm of hardware providers and “clean tech”. But we saw some valuation excesses in infrastructure companies as well, particularly smaller-cap pure-play renewable developers, where valuations began to imply many years of flawless growth execution. As part of our discussion in this phenomenon in our Q4’20 letter, we highlighted the example of Scatec ASA (“SCATC”) a long-term fund holding that we were fond of but had become quite expensive, prompting us to reduce our exposure.

Higher valuations for clean energy companies in early 2021 might have been sustained if the prevailing positive sentiment and fund flows had continued, but they did not. As global economies began to recover from COVID lockdowns and markets began to anticipate a sharp economic recovery, investors sold defensive or less economically sensitive companies and sectors and bought companies and sectors with more “torque” to the recovery. These included beaten-down sectors like oil & gas, travel, hospitality, entertainment, and others badly hit in 2020.

Compounding this investor rotation were inflationary pressures that began to build in the economy, leading to a view that the Fed would eventually have to tighten monetary conditions. The resulting jump in Treasuries and other global sovereign yields put further pressure on sectors viewed as more interest rate sensitive, defensive, or growth-oriented in favor of deep value or sectors better positioned for reflation / recovery.

Inflationary pressures also began to build in the renewable energy supply chain, squeezing hardware providers of wind turbines, solar panels, batteries, wiring and other components. While the Fund tends not to invest in such companies (which we mostly view as being in a structurally disadvantaged part of the renewable value chain), the profit warnings and poor equity price performance of the hardware providers hurt sentiment towards the whole industry. Inflation and supply chain impacts in the clean energy sector are common topics of discussion with investors, so we cover them in more detail later in this letter.

Another contributor to poor performance for the clean energy sector in 2021 was the inability of the Biden administration to pass meaningful climate legislation during the year. The Democrats’ Build Back Better (BBB) bill contains (among many other things) enhanced tax credits for the domestic clean energy sector that would accelerate clean energy investment in coming years. But the bill is currently stalled with an uncertain future, which has led to pessimism among investors who had been interested in this specific catalyst.

Rounding out the litany of reasons for a tough year in the market for clean energy were (1) multiple disruptive re-designs to the S&P Clean Energy Index that resulting in heavy technical selling pressure in many companies, (2) investor concerns about utility sector intervention in Europe by governments keen to contain consumer bills amid an energy supply crunch, and (3) poor wind and hydrology conditions in much of the world, which led to earnings being a bit lighter than hoped for some renewable generators.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

2021 Portfolio and Performance

Given the very difficult and somewhat treacherous market in clean energy equities in 2021, we are mostly pleased to have delivered a “flat” return for the year. While disappointing in the context of strong equity returns in broad markets,  our Fund’s return since inception is still well within our targeted range for the strategy.

We attribute the Fund’s “outperformance” vs. the clean energy sector in 2021 to a combination of (1) a portfolio re-positioning in early 2021 in response to sector valuations and the potential for rising rates and inflation, and (2) enough position-specific events and catalysts to offset broad weakness across many of our other holdings.

As discussed in prior letters, we made some changes to the portfolio early in the year to reduce exposure to pure-play renewable developers that had become excessively valued following the U.S. election and increase our exposure to companies that were trading at deeper valuation discounts, had shorter-duration asset portfolios or had more open exposure to market power prices, which provided an extra form of inflation hedge. Top 2021 contributors including TransAlta (“TA”), China Longyuan (“916”), Covanta (“CVA”), Enviva (“EVA”) and Acciona (“ANA”) were names that we increased exposure to in early 2021, in part because they provided those attributes.

Covanta, along with long-time Italian renewable developer holding Falck Renewables (“FKR”) were both subject to take-private offers from infrastructure funds during the year. Both were acquired at 30-40% premiums to prevailing market prices prior to news leaking of a potential sale. We have had several other renewable infrastructure companies taken private from our portfolio in recent years. We believe the phenomenon demonstrates (1) the strong interest in renewable assets by private equity funds (who raised significant dry powder in 2021), (2) the willingness to pay significant premiums to public market valuations for such assets and (3) the benefit we can derive for our Fund investors from identifying best-in-class renewable energy platforms around the world, paying reasonable prices for them and owning them for the long-term (or until someone is willing to come along and pay up for them).

On the other hand, some portfolio decisions in 2021 were not helpful to performance. While we reduced exposure to many high-growth renewable developer positions that had become quite expensive in late 2020 / early 2021, we were reluctant to part with some entirely. We maintained smaller positions in some of our “qualitative” favorites, like Ørsted (“ORSTED”), Scatec (“SCATC”) and Neoen (“NEOEN”) reasoning that we could re-position remaining exposure over time. The severity of the sector correction in 2021 resulted in 30-55% reductions in share prices for those holdings. We also increased exposure to Sunrun (“RUN”) during the year. As discussed in the 4Q review above, those shares have more recently come under intense pressure from the California NEM 3.0 proposal and BBB legislative setbacks.

Inflation and Higher Interest Rates

As we sit here in early 2022 with recent inflation datapoints running “hot” on a year-over-year basis, growing concerns that the underlying issues are not all simply “transitory” and the Fed signaling the beginning a tightening cycle, investors are anticipating higher interest rates going forward and positioning accordingly. With respect to the Fund, we see the biggest risk of higher rates and inflation as being related to investor preferences and sector re-positioning choices, rather than “fundamental” risks to the businesses we own, or the valuation of their assets. In an environment of rising rates, investors may continue to sell companies with “longer-duration” cash flows

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

where much of the value is visible several years into the future, making valuations more sensitive to an increase in discount rates. Or sectors that are vulnerable to inflationary pressures, or a rising cost of capital. As companies with long-term contracted asset cash flows, significant growth visibility, and cash flows that are uncorrelated to economic cycles, we have tended to see renewable infrastructure companies underperform in periods where yields are rising quickly. But ultimately, far higher rates would suggest negative pressure on asset values of all types, and we believe some of this investor re-positioning has already occurred and accounted for some of our underperformance in 2021.

At the business level, many renewable infrastructure companies have several “buffers” against inflation and higher rates. First, “most” (but not all) renewable energy tariffs have inflation escalators during the initial contracted period. Longer-term, when those contracts mature, those wind or solar farms would likely re-contract at prevailing rates 15-20 years from now or sell power into merchant markets at prevailing electricity prices at the time. Operating margins for wind and solar plants tend to be 70-80% (or higher) with many components of operating & maintenance (O&M) costs easy to predict or control or tied to the revenues of the facility. Major line items include landowner royalties, insurance, and labor & materials that can be locked in for multi-year terms. Even for assets without contracted revenue escalators, margins have historically improved as the industry has gained scale and O&M unit costs have declined. Drivers of this include the use of improved automation and drone technology to perform inspections or preventative repairs. The largest expense of a wind or solar power plant is often the interest expense or amortization payments on the related non-recourse project financing, where the interest rate is typically fixed at the commissioning of the facility, and the debt amortizes away over the initial contract term, de-levering the asset and gradually increasing its equity value and equity cash flows.

For most of the companies we own in the Fund today, their current equity value can be explained by the present value of existing, cash-flowing infrastructure assets. But most of the value we expect them to create in coming years will come from the development of huge quantities of new renewable power projects. Each project is underwritten based on the cost of capital and equipment that prevails at the time, with developers typically seeking a fixed spready over these costs (200-300 basis points over their weighted average cost of capital, for example). If the cost of financing and components increases, all things equal the plant has to sell power at a higher contract price to make the same return. In late 2021, we already began to see a jump in new power price contracts and tariffs as developers passed through rising wind turbine and solar panel prices.

It is also important to underwrite renewable infrastructure investments to conservative yields and discount rates, not the lowest discount rate or datapoint you can find in the market at any given time. If a 1-2% increase in 10-year U.S. Treasury yields from historical lows completely undermines your investment thesis for a company and its equity value, you probably shouldn’t have invested in the first place.

Finally, it is worth pointing out that the direction of global interest rates can be difficult to predict, and so can the investor reaction to Fed tightening. Investors have been anticipating rising yields for years only to be repeatedly confounded by the opposite outcome. If the Fed tightening cycle were to spook investors and begin to hit broader equity markets heavily, investors would tend to become “risk off” and rotate towards defensives and non-cyclical infrastructure, which would tend to favor our portfolio holdings. We saw a dramatic example of this in Q4’18. Likewise, if inflationary data were to cool faster than expected, and deflationary forces that prevailed pre-COVID were to re-assert themselves, significant increases in yields may yet again fail to materialize long-term, and the downward trend in OECD yields could re-assert itself. Ultimately, we don’t try to make accurate macro forecasts. We tend to hope for the best, expect the worst, and make sure we are sticking to our investment process and holding companies that can generate our targeted returns in a variety of market scenarios.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

2022 Outlook

You might have noticed that so far this letter has been dominated by a discussion of macro conditions, investor style rotations, inflation, interest rates, calendar 2021 performance and various other topics that could be considered part of a category known as “short-term market noise”. In our estimation, these topics seem to dominate 90%+ of the discussion these days. Investors looking at the performance of clean energy stocks in 2021 would be forgiven for thinking the energy transition had stalled out, or that renewable infrastructure companies had a miserable year operationally. In fact, the opposite is true.

Perhaps you would be surprised to know that, underneath the surface of unrelenting noise and a fair amount of negativity, 2021 was another fantastic year for the clean energy industry, the energy transition, and the effort to attack the global problem of CO2 emissions and their increasingly worrying impact on our climate.

2022 is on pace to be a record year for the deployment of wind and solar capacity around the world, and for many of our portfolio companies. The International Energy Agency (IEA) estimates that 290 GW of renewable capacity (mostly wind & solar) was installed in 2021, 3% higher than the previous record in 2020. And in fact, that doesn’t pick up many projects pushed into 2022 on supply chain issues, setting up for what Bloomberg New Energy (BNEF) predicts could be a “bumper year” for renewable additions in 2022.

2021 was a record year for signings of new renewable power purchase agreements (PPAs) by corporate buyers. With high power prices around the world last year, corporations raced to sign new long-term renewable procurement deals with our portfolio companies at prices well below fossil-fuel driven merchant power prices. While price was a motivating factor, a growing number of major global corporations has to procure that power anyway. Today, ~320 major global corporations have committed to the “RE 100”, a pledge to work towards procuring 100% of their electricity from renewable sources. That is up from 250 companies at the end of 2020. This means every time a major tech or industrial company builds a data center, or electric vehicle plant etc., they need to help underwrite new wind, solar and battery storage projects to supply those facilities. Not surprisingly, many of our companies substantially increased the size of their secured renewable project backlogs on the backs of big new corporate PPA signings in 2021.

2021 was an incredibly important year in the global race to de-carbonize. ~18 months ago, the three biggest emitters in the world (China, USA, India) had not made net-zero CO2 commitments. Today, all three have. They have become the three largest renewable power markets in the world. We’re still waiting on climate legislation in the U.S. to shift growth into a higher gear, but China became particularly serious in 2021, enacting a series of measures to substantially accelerate renewable deployment. They are targeting “peak” emissions by 2030, and net zero emissions by 2060. While climate models suggest they need to move faster, for the largest coal generator in the world to accomplish that feat at the same time their population continues to grow and become more energy-intensive would be truly impressive.

Despite the record pace of renewable deployment, and the huge opportunity set for our portfolio companies, it appears that the transition of the power sector away from fossil fuels and towards zero-emitting technologies is not going nearly fast enough. Modeling of “net zero” CO2 pathways from BNEF, Aurora and other energy forecasting firms suggest that the annual pace of renewable deployment needs to accelerate at least 3x the current pace (immediately) to get us on track for the possibility of “net zero” CO2 emissions by 2050 – a target designed to limit further warming of global temperatures to within 1.5º – 2.0º C.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

In reality, an acceleration of this magnitude won’t happen overnight. Delays in government permitting processes, red tape, transmission bottlenecks, equipment availability, raw materials, “NIMBYism”, project developer resources, and regional constraints all provide limitations to how much renewable capacity can be deployed in the coming years. But given the large gap between what the global community is committing to do, and what is currently being done, we believe that the broad direction of global energy policy will be in favor of finding ways to accelerate renewable energy. That is certainly the aim of proposed climate legislation in the “BBB” bill. Tax credit enhancements aren’t necessary for a robust renewable energy market in the US, but they would help accelerate the pace of growth.

Long story short, the fundamental “megatrends” of energy transition and de-carbonization remain firmly in place, and the underlying drivers of our long-term investment thesis for the renewable energy sector actually strengthened in 2021. We think it is highly unlikely that those fundamental underpinnings will have deteriorated 12 or 24 months from now. The difficult environment in clean energy equities in 2021 was unpleasant but helped expose funds and indices that were heavily invested in over-valued, speculative clean-tech companies, or companies in disadvantaged parts of the renewable value chain. We think the environment helped us differentiate our infrastructure-oriented approach to clean energy investing, and our focus on paying reasonable prices for companies we can own for the long-term, and can deliver steady growth in earnings, cash flows and dividends through development of new energy infrastructure.

Our sole focus remains generating very attractive returns over time investing in great renewable energy companies, and the attractive opportunities created by this rapidly growing and evolving sector in which we specialize. We feel very good about the ability for our portfolio to continue to deliver on those return targets going forward, and we look forward to providing more details on our portfolio performance as we progress through the year. We appreciate your continued investment and support.

As always, please reach out with any questions.

With best regards,

Justin Campeau	J.C. Frey	Jody Meraz
Portfolio Manager	Portfolio Manager	Portfolio Manager

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Past performance is not a guarantee of future results.

The information contained herein has been prepared by Kayne Anderson Capital Advisors, L.P. and reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. These views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund. Any statements or facts derived from third-party sources are believed to be reliable but are not guaranteed as to their accuracy or completeness.

Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2021.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Mutual fund investing involves risk. Principal loss is possible. An investment in the Fund could suffer loss. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Diversification does not assure a profit or protect against loss in a declining market. Because the Fund invests in Renewable Infrastructure Companies, the value of the Fund shares may be affected by events that adversely affect companies in that industry. The Fund has investments in non-U.S. issuers or U.S. issuers with significant non-U.S. operations, which may be subject to additional political, social, regulatory, and economic risks. As a result, the Fund may be exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner that could have an adverse effect on the gain and loss generated from the Fund’s investments denominated in currencies other than the U.S. dollar. Market risk is the potential for changes in the fair value of financial instruments from market changes, including fluctuations in market price. Market risk is directly affected by the volatility and liquidity in markets in which the related underlying assets are traded.

The S&P Global BMI (Broad Market Index) (USD Hedged) is designed to capture the global, investable opportunity set. Spanning 50 developed and emerging market countries and more than 11,000 companies, it tracks over 99% of each constituent country’s available market capitalization. Over 200,000 subindices are broken down by country, region, size, GICS® sector, and style, helping investors act on views broad and narrow. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

The S&P Global Infrastructure USD Hedged Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 17 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom. It is not possible to invest directly in an index.

The S&P Global Clean Energy Index is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100. It is not possible to invest directly in an index.

The S&P Global BMI Utilities (Sector) provides investors with a benchmark that reflects those companies included in the S&P Global BMI that are classified as members of the GICS® utilities sector and sub-industries. It is not possible to invest directly in an index.

OECD yield is defined as sovereign yields on the debt issues by countries in the Organisation for Economic Co-Operation and Development.

This communication is provided for informational purposes only. This communication shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of any securities in any jurisdiction in which such offer or sale is not permitted. Nothing contained in this communication is intended to recommend any investment policy or investment strategy or take into account any investor’s specific objectives or circumstances. Any tax or legal information provided merely summarizes our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Distributed by Quasar Distributors, LLC.

Member FINRA/SIPC.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Value of $250,000 Investment (Unaudited)

The chart assumes an initial investment of $250,000 on the date of inception. Performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, without provision for state or local taxes. Performance would have been lower without fee waivers in effect. Performance data quoted represents past performance since inception on July 23, 2020 through December 31, 2021. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Current performance of the Fund may be higher or lower than the performance quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns. Performance data current to the most recent month end may be obtained by visiting www.kaynefunds.com or by calling 1-866-530-2690.

Rates of Return (%) – As of December 31, 2021

	One Year	Since Inception(1)(2)
Class I	-0.93%	18.26%
S&P Global BMI (USD Hedged) Net TR(3)	20.21%	26.38%
S&P Global Infrastructure Index (USD Hedged) Net TR(4)	14.39%	16.35%

Retail Class	-1.23%	7.53%
S&P Global BMI (USD Hedged) Net TR(3)	20.21%	23.03%
S&P Global Infrastructure Index (USD Hedged) Net TR(4)	14.39%	14.71%

(1)	Inception Date of Class I was July 23, 2020.
(2)	Inception date of Retail Class was November 16, 2020. Since inception performance reflected since the first available NAV date of November 30, 2020.
(3)
The S&P Global BMI (Broad Market Index) (USD Hedged) is designed to capture the global, investable opportunity set. Spanning 50 developed and emerging market countries and more than 11,000 companies, it tracks over 99% of each constituent country’s available market capitalization. Over 200,000 subindices are broken down by country, region, size, GICS® sector, and style, helping investors act on views broad and narrow. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

(4)
The S&P Global Infrastructure USD Hedged Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Expense Example (Unaudited)
December 31, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(7/1/2021 to
	(12/31/2021)	(7/1/2021)	(12/31/2021)	12/31/2021)
Class I
Actual(2)	1.04%	$1,000.00	$1,057.60	$5.39
Hypothetical (5% annual return
before expenses)	1.04%	$1,000.00	$1,025.21	$5.30

Retail Class
Actual	1.28%	$1,000.00	$1,055.80	$6.63
Hypothecial (5% annual return
before expenses)	1.28%	$1,000.00	$1,018.75	$6.51

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect its initial period.
(2)	Based on the actual returns for the period July 1, 2021 through December 31, 2021 of 5.76% and 5.58% for Class I and Retail Class, respectively.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Allocation of Portfolio(1) (Unaudited)
As of December 31, 2021
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of December 31, 2021
(% of Net Assets)

NextEra Energy, Inc.	5.37%
TransAlta Corporation	4.87%
China Longyuan Power Group Corporation Ltd.	4.67%
Enviva Partners LP	4.39%
Atlantica Sustainable Infrastructure plc	4.27%
EDP – Energias de Portugal SA	4.23%
Brookfield Renewable(2)	3.96%
Algonquin Power & Utilities Corporation	3.49%
Clearway Energy, Inc., Class C	3.45%
Terna Energy SA	3.38%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Includes ownership of Brookfield Renewable Partners LP (2.81%) and Brookfield Renewable Corporation (1.15%).

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Investments
December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS – 95.14%

COMMON STOCKS – 89.93%

Renewable Power Companies – 28.57%
Acciona SA (a)	14,700	$2,797,973
The AES Corporation	119,800	2,911,140
Brookfield Renewable Corporation, Class A (a)	33,700	1,241,171
Brookfield Renewable Partners LP (a)	84,844	3,036,567
China Longyuan Power Group Corporation Ltd. (a)	2,161,100	5,047,936
EDP Renovaveis SA (a)	53,937	1,341,275
ERG SpA (a)	75,200	2,428,651
Northland Power, Inc. (a)	92,133	2,764,099
Omega Energia SA (a)(b)(c)	950,513	2,175,770
Orsted A/S (a)	14,714	1,884,380
TransAlta Corporation (a)	474,300	5,268,125
		30,897,087

Green Utilities – 24.28%
Avangrid, Inc.	51,700	2,578,796
EDP – Energias de Portugal SA (a)	832,456	4,572,930
Enel Chile SA (a)	36,910,000	1,293,447
Eversource Energy	35,700	3,247,986
EVN AG (a)	86,634	2,613,884
NextEra Energy, Inc.	62,240	5,810,727
Public Power Corporation SA (a)(b)	296,100	3,177,164
SSE plc (a)	132,100	2,953,112
		26,248,046

Renewable Energy Developers – 14.21%
Corporacion Acciona Energias Renovables SA (a)(b)(c)	72,300	2,681,772
Falck Renewables SpA (a)	229,576	2,259,779
Neoen SA (a)(b)(c)	31,752	1,378,239
ReNew Energy Global plc, Class A (a)(b)	421,600	3,280,048
Sunrun, Inc. (b)	61,500	2,109,450
Terna Energy SA (a)	235,474	3,652,759
		15,362,047

Wind & Solar Yield Companies – 13.09%
Atlantica Sustainable Infrastructure plc (a)	129,173	4,619,226
Clearway Energy, Inc., Class C	103,476	3,728,240
NextEra Energy Partners LP	42,478	3,585,143
Xinyi Energy Holdings Ltd. (a)	4,064,200	2,226,324
		14,158,933

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Investments – Continued
December 31, 2021

	Shares	Value
Biomass Infrastructure – 9.78%
Albioma SA (a)	78,240	$3,054,941
Anaergia, Inc. (a)(b)	55,100	879,892
Enviva Partners LP	67,400	4,746,308
Polaris Infrastructure, Inc. (a)	141,900	1,891,327
		10,572,468

Total Common Stocks
(Cost $87,926,940)		97,238,581

CONVERTIBLE PREFERRED STOCKS – 5.21%

Green Utilities – 3.49%
Algonquin Power & Utilities Corporation (a)	79,900	3,774,476
7.750%, 6/15/2024

Renewable Power Companies – 1.72%
The AES Corporation	19,400	1,862,400
6.875%, 2/15/2024
Total Convertible Preferred Stocks
(Cost $5,902,815)		5,636,876
Total Long-Term Investments
(Cost $93,829,755)		102,875,457

SHORT-TERM INVESTMENTS – 6.42%

Money Market Fund – 6.42%
First American Treasury Obligations Fund, Class X, 0.01% (d)	6,940,593	6,940,593
Total Short-Term Investments
(Cost $6,940,593)		6,940,593
Total Investments
(Cost $100,770,348) – 101.56%		109,816,050
Liabilities In Excess Of Other Assets – (1.56)%		(1,688,108)
Total Net Assets – 100.00%		$108,127,942

(a)	Foreign security.
(b)	Non-income producing security.
(c)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.
(d)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.

At December 31, 2021, the Fund’s geographic allocation was follows:

Geographic Location	% of Long-Term Investments
Europe | U.K.	38.31%
United States	29.73%
Canada	18.33%
Australia, Brazil, Japan & Other	13.63%

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Open Forward Currency Contracts*
December 31, 2021

							Unrealized
Settlement	Currency to be		Value	Currency to be		Value	Appreciation
Date	Delivered		(USD)	Received		(USD)	(Depreciation)**
6/30/22	11,680,034	BRL	$1,993,752	1,940,850	USD	$1,940,850	$(52,902)
6/30/22	11,827,510	CAD	9,341,708	9,200,708	USD	9,200,708	(141,000)
6/30/22	1,068,765,952	CLP	1,217,245	1,200,456	USD	1,200,456	(16,789)
6/30/22	12,678,663	DKK	1,949,804	1,932,576	USD	1,932,576	(17,228)
6/30/22	24,705,350	EUR	28,253,804	28,043,043	USD	28,043,043	(210,761)
6/30/22	2,158,480	GBP	2,918,160	2,896,896	USD	2,896,896	(21,264)
6/30/22	53,568,361	HKD	6,872,198	6,861,141	USD	6,861,141	(11,057)
			$52,546,671			$52,075,670	$(471,001)

BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
DKK – Danish Krone
EUR – Euro
GBP – British Pound Sterling
HKD – Hong Kong Dollar
USD – U.S. Dollar

*	Bannockburn Global Forex, LLC is the counterparty for all open forward currency contracts held by the Fund as of December 31, 2021.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

(This Page Intentionally Left Blank.)

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Investments, at value (Cost $100,770,348)	$109,816,050
Cash	20,730
Receivable for fund shares sold	136,419
Dividends and interest receivable	68,556
Prepaid expenses and other receivables	27,936
Total assets	110,069,691

LIABILITIES:
Payable for investments purchased	1,072,570
Payable for forward currency contracts, net	471,001
Payable for fund shares redeemed	155,099
Dividends payable	122,964
Payable to the Investment Adviser	47,196
Payable for fund administration fees and fund accounting fees	20,268
Payable for transfer agent fees and expenses	10,991
Payable for custodian fees	6,869
Payable for compliance fees	2,585
Distribution fees payable	1,408
Accrued expenses and other liabilities	30,798
Total liabilities	1,941,749
NET ASSETS	$108,127,942

NET ASSETS CONSISTS OF:
Paid-in capital	$95,099,113
Total distributable earnings	13,028,829
Total net assets	$108,127,942

	Class I	Retail Class
	Shares	Shares
Net assets	$106,252,046	$1,875,896
Shares issued and outstanding(1)	8,590,011	151,660
Net asset value, offering, and redemption price per share	$12.37	$12.37

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividend income (net of foreign withholding taxes of $163,744 respectively)	$1,402,714
Interest income	1,006
Total investment income	1,403,720

EXPENSES:
Investment advisory fees (See Note 3)	673,202
Fund administration and fund accounting fees (See Note 3)	124,468
Transfer agent fees (See Note 3)	72,600
Federal and state registration fees	66,547
Custodian fees (See Note 3)	34,304
Legal fees	25,752
Audit fees	22,000
Compliance fees (See Note 3)	15,253
Trustees’ fees (See Note 3)	13,594
Reports to shareholders	6,460
Distribution fees – Retail Class (See Note 5)	2,417
Excise Tax Expense	1,948
Other	9,327
Total expenses before waiver/reimbursement	1,067,872
Less: Expense waiver/reimbursement by Adviser (see Note 3)	(229,108)
Net expenses	838,764
NET INVESTMENT INCOME	564,956

REALIZED AND CHANGED UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(516,442)
Forward currency contracts	1,881,050
Foreign currency transactions	(48,139)
Net realized gain (loss)	1,316,469
Net change in unrealized appreciation (depreciation) on:
Investments	(564,197)
Forward currency contracts	(427,056)
Foreign currency translation	(754)
Net change in unrealized appreciation (depreciation)	(992,007)
Net realized and change in unrealized gain (loss) on investments	324,462
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$889,418

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statements of Changes in Net Assets

		For the
	Year Ended	Period Ended
	December 31, 2021	December 31, 2020(1)
OPERATIONS:
Net investment income (loss)	$564,956	$(10,968)
Net realized gain (loss) on investments, forward currency
contracts, and foreign currency transactions	1,316,469	(777,707)
Change in unrealized appreciation (depreciation) on investments,
forward currency contracts, and foreign currency translation	(992,007)	9,566,089
Net increase in net assets resulting from operations	889,418	8,777,414

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Class I	(2,461,509)	(102,490)
Retail Class	(37,149)	(101)
From return of capital
Class I	—	(21,231)
Retail Class	—	(21)
Total distributions to shareholders	(2,498,658)	(123,843)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	65,951,976	35,131,635

NET INCREASE IN NET ASSETS	64,342,736	43,785,206

NET ASSETS:
Beginning of year	43,785,206	—
End of year	$108,127,942	$43,785,206

(1)	Inception date of the Fund was July 23, 2020.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statements of Changes in Net Assets – Continued

(2)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:

	For the Year Ended		For the Period Ended
	December 31, 2021		December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Issued	5,391,183	$66,795,415	684,327	$7,792,584
Issued in transfer-in-kind	—	—	2,732,814	27,328,138
Issued to holders in
reinvestment of dividends	138,583	1,693,590	3,400	39,654
Redeemed	(350,474)	(4,334,801)	(9,822)	(112,724)
Net increase in Class I	5,179,292	$64,154,204	3,410,719	$35,047,652
Retail Class
Issued	158,628	$1,972,420	7,077	$83,937
Issued to holders in
reinvestment of dividends	2,935	35,854	4	46
Redeemed	(16,984)	(210,502)	—	—
Net increase in Retail Class	144,579	$1,797,772	7,081	$83,983
Net increase in shares outstanding	5,323,871	$65,951,976	3,417,800	$35,131,635

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Financial Highlights

	Year Ended		Period Ended
	December 31, 2021		December 31, 2020(1)
Class I

PER SHARE DATA(2):
Net asset value, beginning of period	$12.81		$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.10		—
Net realized and unrealized gain (loss) on investments(4)	(0.22)		2.85
Total from investment operations	(0.12)		2.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		— (5)
Net realized gains	(0.16)		(0.03)
Return of capital	—		(0.01)
Total distributions	(0.32)		(0.04)
Net asset value, end of period	$12.37		$12.81

TOTAL RETURN(6)	-0.93%		28.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$106,252		$43,694
Ratio of gross expenses to average net assets:
Before expense waiver/reimbursement(7)	1.46%		2.01%
After expense waiver/reimbursement(7)	1.14	%(8)	1.30%
Ratio of net investment income (loss) to average net assets	0.78%		(0.08)%
Portfolio turnover rate(6)(9)	58%		11%

(1)	Inception date of Class I shares was July 23, 2020.
(2)	For a Class I share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(5)	Amount per share is less than $0.005.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Prior to August 1, 2021, the annual expense limitation was 1.30% for Class I.
(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Financial Highlights

	Year Ended		Period Ended
	December 31, 2021		December 31, 2020(1)
Retail Class

PER SHARE DATA(2):
Net asset value, beginning of period	$12.82		$11.72

INVESTMENT OPERATIONS:
Net investment income(3)	0.06		—
Net realized and unrealized gain (loss) on investments(4)	(0.21)		1.12
Total from investment operations	(0.15)		1.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		—
Net realized gains	(0.16)		(0.01)
Return of capital	—		(0.01)
Total distributions	(0.30)		(0.02)
Net asset value, end of period	$12.37		$12.82

TOTAL RETURN(5)	-1.23%		9.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,876		$91
Ratio of gross expenses to average net assets:
Before expense waiver/reimbursement(6)	1.64%		2.02%
After expense waiver/reimbursement(6)	1.34	%(7)	1.55%
Ratio of net investment income (loss) to average net assets	0.47%		(0.41)%
Portfolio turnover rate(5)(8)	58%		11%

(1)	Inception date of the Retail Class was November 30, 2020.
(2)	For a Retail Class share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Prior to August 1, 2021, the annual expense limitation was 1.55% for the Retail Class.
(8)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements
December 31, 2021

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Kayne Anderson Renewable Infrastructure (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Kayne Anderson Capital Advisors, L.P. (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The primary investment objective of the Fund is to provide total return through a combination of current income and capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Class I and Retail Class shares. The Fund commenced operations on July 23, 2020 with Class I shares and the Retail Class commenced operations on November 30, 2020. Neither class of shares have any front end sales loads or deferred sales charges. Retail Class shares are subject to a distribution fee and shareholder servicing fee of up to 0.25% of average daily net assets. Class I shares are not subject to a distribution fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy. In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, the last sale or settlement price may be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a futures contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 1 or Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2021:

Assets	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stock(1)	$56,555,787	$40,682,794	$—	$97,238,581
Convertible Preferred Stock	5,636,876	—	—	5,636,876
Short-Term Investments	6,940,593	—	—	6,940,593
	$69,133,256	$40,682,794	$—	$109,816,050
Liabilities
Other Instruments
Forward Currency Contracts	$—	$(471,001)	$—	$(471,001)
	$—	$(471,001)	$—	$(471,001)

(1)	Please refer to the Schedule of Investments to view common stocks segregated by industry type.

During the period ended December 31, 2021, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Forward Currency Contracts – The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund utilizes forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund holds forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 I. for further counterparty risk disclosure.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the net amount receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 K. for further derivative disclosures.

C.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

E.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Certain dividends received from the Fund’s investments are comprised of ordinary income and return of capital. At the time such dividends are received, the Fund allocates dividends between investment income and return of capital based on estimates. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after final tax reporting information is received. The return of capital portion of the dividends is a reduction to investment income that results in an equivalent reduction in the cost basis of the

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

associated investments. During the year ended December 31, 2021, the Fund received $386,553 dividends allocated to return of capital. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

G.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Retail Class shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Fund includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swaps contracts to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Written and purchased options and futures contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

J.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K.  Derivatives – The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

L.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2021, the Fund’s average derivative volume is described below:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Long Forward Contracts	77,865,273	39,665,147
Short Forward Contracts	359,266,114	39,307,438

Statement of Assets and Liabilities

The effect of derivative instruments as of December 31, 2021

		Fair Value
	Statement of Assets and
	Liabilities Location	Assets	Liabilities
Forward Currency Contracts
Foreign Exchange	Payable for forward currency contracts, net	$—	$471,001
Total		$—	$471,001

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021:

	Net Realized Gain on Derivatives

	Forward Currency
Derivatives	Contracts	Total
Forward Currency Contracts	$1,881,050	$1,881,050
Total	$1,881,050	$1,881,050

	Net Change in Unrealized
	Depreciation on Derivatives
	Forward Currency
Derivatives	Contracts	Total
Forward Currency Contracts	$(427,056)	$(427,056)
Total	$(427,056)	$(427,056)

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets. Prior to August 1, 2021, the annual advisory fee was equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed in an Operating Expenses Limitation Agreement to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding 12b-1 fees – Retail Class (see Note 5), shareholder servicing fees,

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

redemption fees, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), any acquired fund fees and expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net assets. Prior to August 1, 2021, the annual operating expense limitation was 1.30% of the Fund’s average daily net assets. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Advisor, with consent of the Board. Waived fees  and reimbursed expenses subject to potential recovery during the fiscal year of expiration are as follows:

Expiration	Amount
July 2023 to December 2023	$100,140
January 2024 to December 2024	229,108

Fund Services acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2021, are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments*	$97,456,801
Gross unrealized appreciation	$16,357,372
Gross unrealized depreciation	(4,027,027)
Net unrealized appreciation	12,330,345
Undistributed ordinary income	360,429
Undistributed long-term capital gain	527,872
Other accumulated loss	(189,817)
Total distributable earnings	$13,028,829

*
Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales, passive foreign investment companies, forward currency contracts, and in-kind distributions.

As of December 31, 2021, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain ordinary losses which occur during the portion of the Fund’s taxable period subsequent to December 31. The Fund did not defer any late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2021, the following table shows the reclassifications made:

Distributable
Earnings	Paid-In Capital
$(63,504)	$63,504

The tax character of distributions paid for the year ended December 31,2021 and the period ended December 31, 2020 is as follows:

	Ordinary Income*	Long-Term Capital Gain	Return of Capital	Total
2021	$1,096,090	$1,402,568	$—	$2,498,658
2020	—	102,591	21,252	123,843

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) for the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Retail Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to the Retail Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Retail Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Retail class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. For the year ended December 31, 2021, the Retail Class incurred expenses of $2,417 pursuant to the Plan.

Distribution and fees are not subject to the Operating Expenses Limitation Agreement to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 1.00% for the Retail Class, respectively.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2021, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	103,880,477	39,105,384

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

7.  OFFSETTING ASSETS AND LIABILITIES

During the course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. As of December 31, 2021, the Fund did not enter into any netting agreements which would require any portfolio securities to be netted.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward Currency Contracts	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—
Liabilities:
Description
Forward Currency Contracts	$471,001	$—	$471,001	$—	$—	$471,001
	$471,001	$—	$471,001	$—	$—	$471,001

*	In some instances, the actual collateral pledged/received may be more than amount shown

8.  LINE OF CREDIT

On October 26, 2021, the Fund established a secured line of credit (“LOC”) in the amount of $15,000,000, 20% of the Fund’s gross market value or 33.33% of the fair market value of the Fund’s investments, whichever is less. When utilized the LOC would be collateralized by a first priority security interest in the assets of the Fund.  The LOC matures, unless renewed on October 25, 2022. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions.  The LOC is with the Custodian. Interest is charged at the prime rate which was 3.25% as of December 31, 2021. The Fund has authorized the Custodian to charge any of the Fund's accounts for any missed payments.  During the year ended December 31, 2021, the Fund did not utilize its line of credit.

9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2021, three beneficial ownership accounts, for the benefit of their customers, each owned more than 86.11% of the outstanding shares of the fund.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2021

10.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

11.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the Financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Kayne Anderson Renewable Infrastructure Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open forward currency contracts, of Kayne Anderson Renewable Infrastructure Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2021, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2022

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement Regarding the Fund’s Liquidity Risk Management Program
December 31, 2021

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Kayne Anderson Capital Advisors, L.P. (the “Adviser”), the investment adviser to the Kayne Anderson Renewable Infrastructure Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Trading and Oversight Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 22, 2021, the Board reviewed the Program Administrator’s written annual report for the period July 1, 2020 through May 31, 2021 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third-party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited)
December 31, 2021

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Counsel, Kohlberg Kravis	1	Independent
(born 1961)		Since	Roberts & Co. L.P.		Trustee, Listed
		September	(2013 – 2015).		Funds Trust
		2015.			(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee,
		September			First Western
		2015.			Funds Trust
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1965)	Trustee	Since	U.S. Bank Global Fund
		July 2021.	Services (since 2007).

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and	Since	U.S. Bank Global Fund	Applicable	Applicable
	Principal	July	Services (since 2005).
	Executive	2019.
Officer

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	January	Services (since 2010).
	and Principal	2019.
Financial
Officer

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited) – Continued
December 31, 2021

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Services Fund
		2019.	(since 2012).

Hailey S. Glaser	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2015);
		2019.	Audit Senior, Deloitte &
Touche LP
(2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2017);
		2019.	Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2021, the Trust was comprised of 9 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited) – Continued
December 31, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-530-2690.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-530-2690. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-866-530-2690, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2021, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was 28.72%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

TAX INFORMATION

The Kayne Anderson Renewable Infrastructure Fund has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2021, as follows:

Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid Per Share
$1,190,345	$163,744	$0.00620447

FOREIGN TAX CREDIT

The Kayne Anderson Renewable Infrastructure Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a US Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.00620447 per share for each share owned on December 31, 2021, in computing their tax liability.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Kayne Anderson Capital Advisors, L.P.
811 Main Street, 14th Floor
Houston, TX 77002

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2021 and December 31, 2020, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$16,000	$16,000
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)*  /s/ Ryan L. Roell
Ryan L. Roell, President

Date    March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Ryan L. Roell
Ryan L. Roell, President

Date    March 9, 2022

By (Signature and Title)*  /s/ Cullen O. Small
Cullen O. Small, Treasurer

Date    March 9, 2022

* Print the name and title of each signing officer under his or her signature.